UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: October 21, 2008
(Date of earliest event reported)
LOUD TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Washington	0-26524	91-1432133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
16220 Wood-Red Road, N.E.
Woodinville, Washington 98072
(425) 487-4333
(Address of principal executive offices)
(Zip Code)
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events
In response to a comment letter from the Staff of the Securities and Exchange Commission noting, among other things, that the Company failed to include in its Form 10-K the Item 9A management’s report on internal control, Loud Technologies Inc. (the “Company”) filed a Form 10-K/A on July 25, 2008 (the “Form 10-K/A”). The Company intends to amend the disclosure relating to the effectiveness of the Company’s internal control over financial reporting and disclosure controls contained in the Form 10-K/A. The Company is in the process of evaluating the effectiveness of its controls and how such disclosure should be amended. Until the Company completes this evaluation and files a Form 10-K/A reflecting its conclusions, investors should not rely upon such disclosure.
As a result of an internal review, it has come to the attention of the Company’s current management and the Board of Directors that appropriate procedures were not followed to ensure adequate internal review and approval of the Form 10-K/A. The Audit Committee of the Board of Directors has commenced an independent investigation of the circumstances surrounding the filing of the Form 10-K/A and the appropriateness of the disclosures contained therein, and has retained counsel to assist it. While the Company intends to further evaluate its internal controls over financial reporting, the Company expects that, when filed, its subsequent Form 10-K/A will include revised disclosure indicating that the Company’s disclosure controls were not effective at December 31, 2007. The Company intends to file a subsequent Form 10-K/A once the Audit Committee has completed its investigation and the Company has completed its further evaluation of internal controls.
FORWARD-LOOKING STATEMENTS
This report includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as “expect,” “estimate,” “prospects,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements in this report include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this report. Such risks and uncertainties include, but are not limited to, those factors detailed from time to time in the Company’s SEC filings, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 21, 2008

LOUD TECHNOLOGIES INC.
By:	/s/ David Olson
	Name:	David Olson
	Title:	Chief Financial Officer